                                                                   EXHIBIT 10.31


                THIRD AMENDMENT TO THE MORRISON RESTAURANTS INC.
                      EXECUTIVE SUPPLEMENTAL PENSION PLAN

     THIS THIRD AMENDMENT is made on this ____ day of March, 1996, by MORRISON RESTAURANTS INC. (the "Primary Sponsor"), a corporation organized and existing under the laws of the State of Delaware.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Primary Sponsor maintains the Morrison Restaurants Inc. Executive Supplemental Pension Plan (the "Plan"), which was established by indenture effective as of June 1, 1983 and which was last amended and restated by indenture dated effective June 1, 1986;

     WHEREAS, pursuant to that certain plan of distribution approved and adopted by the Board of Directors of the Primary Sponsor, the Primary Sponsor contemplates the distribution to its stockholders of all of the outstanding shares of common stock, respectively, of Morrison Fresh Cooking, Inc. and Morrison Health Care, Inc. (the "Distributions"); and

     WHEREAS, the Primary Sponsor desires to amend the Plan primarily to revise the enhanced early retirement provisions and to clarify how the Distributions will affect participation by certain Plan participants;

     NOW, THEREFORE, the Plan is hereby amended, effective immediately, as follows:

1.   By adding a new final sentence to Section 2.01(a) as follows:

     "For purposes of this Section and notwithstanding any other provision of the Plan to the contrary, Annual Base Salary shall not include any amounts paid to a Participant or Eligible Employee by Morrison Fresh Cooking, Inc. or Morrison Health Care, Inc. from and after the effective date of the distributions of the common stock of Morrison Fresh Cooking, Inc. and of the common stock of Morrison Health Care, Inc. to the stockholders of the Company."

2. By deleting Section 2.01(e) in its entirety and by substituting therefor the following:

     "(e) The term `Company' refers to Morrison Restaurants Inc., a Delaware corporation, or its successor in interest."

3.   By adding a new final paragraph to Section 2.01(f) as follows:

     "For purposes of this Section and notwithstanding any other provision of the Plan to the contrary, Continuous Service shall not include any period of employment by a Participant or Eligible Employee with Morrison Fresh Cooking, Inc. or Morrison Health Care, Inc. from and after the effective date of the distributions of the common stock of Morrison Fresh Cooking, Inc. and of the common stock of Morrison Health Care, Inc. to the stockholders of the Company."
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4.   By deleting Section 2.01(l) in its entirety and by substituting therefor the following:

     "(l) The term `Plan' means the Morrison Restaurants Inc. Executive Supplemental Pension Plan; provided, however, that in the event Morrison Restaurants Inc. is replaced by a successor in interest, the title of the Plan shall thereafter be the name of the successor in interest followed by the phrase `Executive Supplemental Pension Plan'."

5. By deleting Section 4.02 in its entirety and by substituting therefor the following:

     "4.02  Early Retirement.
            ----------------

     (a)  Actuarially Reduced Early Retirement Benefit.  Before a Participant or
          --------------------------------------------
          Eligible Participant (as defined in Section 4.02(b) below) is eligible for normal retirement pursuant to Section 4.01 above or for unreduced early retirement pursuant to Section 4.02(b) below, the Participant or Eligible Participant, as the case may be, may retire from service with the Company or any of its subsidiaries prior thereto and commence receiving benefits pursuant to this Section 4.02(a) if the Participant has attained age 55 while in the service of the Company or any of its subsidiaries. The Accrued Benefit determined under Section 3.01, but payable pursuant to this Section 4.02(a), shall be reduced by multiplying the Accrued Benefit amount by the applicable early retirement reduction factor indicated in the table below and, in determining the Accrued Benefit, the amount of any offset under
          Section 3.01(C) shall be calculated as the retirement benefit payable in the form of a single life annuity to the Participant under the Morrison Restaurants Inc. Retirement Plan at the Participant's Retirement Date (as defined therein):

                Number of Years until Eligible
               for Unreduced Retirement Benefit    Early Retirement Factor
               --------------------------------    -----------------------
                               1                              .93
                               2                              .86
                               3                              .79
                               4                              .72
                               5                              .65
                               6                              .62
                               7                              .59
                               8                              .56
                               9                              .53
                              10                              .50

     (b)  Unreduced Early Retirement Benefit.  A Participant identified in
          ----------------------------------
          Appendix B to the Plan, as attached hereto, or subsequently added to Appendix B by action of the Board (a Participant so identified on Appendix B is referred to hereafter as

                                      -2-
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          an "Eligible Participant") may retire from service with the Company or any of its subsidiaries prior to reaching his Normal Retirement Date and commence receiving benefits from this Plan pursuant to Section 4.02(b) if:

               (i) the Eligible Participant attains age 60 prior to termination of employment from the Company or any of its subsidiaries; or

               (ii) at the time of retirement from service with the Company or any of its subsidiaries, the Eligible Participant is at least age 55 and the sum of that Eligible Participant's age and years of Continuous Service equals or exceeds ninety
                    (90).

          The Accrued Benefit, as determined in Section 3.01, but payable pursuant to this Section 4.02(b), will not be subject to actuarial reduction and, in determining the Accrued Benefit, the amount of any offset under Section 3.01(C) shall be calculated as the retirement benefit payable in the form of a single life annuity to the Eligible Participant under the Morrison Restaurants Inc. Retirement Plan at the Eligible Participant's Retirement Date (as defined therein).

     A Participant with an accrued benefit under the Morrison Restaurants Inc. Retirement Plan must commence receiving those benefits at the same time as the participant commences receiving benefits under this Section 4.02."

6.   By adding a new final paragraph to Section 5.02 as follows:

     "For purposes of determining the timing of any benefit payments under the Plan, notwithstanding any other provision of the Plan to the contrary, a Participant shall not be deemed to have retired or otherwise terminated his or her service with the Company or any of its subsidiaries for as long as the Participant remains in the service of Morrison Fresh Cooking, Inc. or Morrison Health Care, Inc. from and after the effective date of a distribution of all of the outstanding shares of common stock of the applicable subsidiary by the Company to its stockholders."

     Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Third Amendment.


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     IN WITNESS WHEREOF, the Primary Sponsor has caused this Third Amendment to be executed as of the day and year first above written.

                                         MORRISON RESTAURANTS INC.


                                         By:_______________________________

                                         Title: ___________________________

ATTEST:

___________________________

Title: ____________________

     [CORPORATE SEAL]


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